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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Securities and Exchange Commission Registration Numbers 333-36769, 333-59321, and 333-61775) of our reports dated February 9, 1999, with respect to the consolidated financial statements and schedules of ARM Financial Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.



                                      /s/ Ernst & Young LLP

Louisville, Kentucky
March 16, 1999